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Exhibit 99.2

Certification of Periodic Report

        I, Richard L. Anderson, Senior Vice President, Chief Financial Officer and Secretary of NeoRx Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

  (1)
  the Quarterly Report on Form 10-Q for the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (12 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: August 14, 2002

/s/ RICHARD L. ANDERSON Richard L. Anderson Senior Vice President, Chief Financial Officer and Secretary

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  Exhibit 99.2